UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 25, 2003

Date of Report (date of earliest event reported)

OVERTURE SERVICES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26365	95-4652060

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103

(Address of principal executive offices)

(626) 685-5600

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.   Acquisition or Disposition of Assets.

     On April 25, 2003, Overture Services, Inc., a Delaware corporation (“Overture”) completed its purchase of the business of AltaVista Company, a Delaware corporation (“AltaVista” or the “Company”), a developer and provider of web search technologies.

     The purchase was made pursuant to an Asset Purchase Agreement, dated as of February 18, 2003 by and among Overture, AltaVista, Aurora I, LLC, a wholly-owned limited liability company of AltaVista, and CMGI, Inc. In the transaction, Overture acquired AltaVista for $60 million in cash and 4,274,670 shares of Overture common stock. Overture has deposited a portion of the initial purchase price of $6 million in cash and 427,467 shares of Overture common stock into an escrow account for the purpose of securing AltaVista’s indemnification obligations under the Asset Purchase Agreement. The consideration to be paid in the acquisition was determined as a result of arms-length negotiations. The source of the funds used by Overture for consideration in this acquisition was working capital.

     The assets acquired by Overture in this transaction include both tangible property and equipment, customer and other contracts, as well as AltaVista’s intellectual property, which includes algorithmic search technology and other web search products. Overture intends to continue to utilize these assets in its Internet search business. Overture also entered into employment agreements with certain AltaVista employees.

     In connection with the Asset Purchase Agreement, Overture entered into a Registration Rights Agreement with AltaVista dated as of February 18, 2003, as amended on April 25, 2003. In the Registration Rights Agreement, Overture undertook to file a registration statement to register the resale of the shares of Overture common stock issued in the transaction, subject to certain contractual restrictions.

     Overture has provided AltaVista with its Pay-For-Performance search listings since November of 2000. Overture and AltaVista renewed their affiliate relationship in May of 2002 for a one-year term.

     The summary of the transaction and the acquired assets described above is qualified by reference to the Asset Purchase Agreement and the press releases dated February 18, 2003, each of which is incorporated herein by reference and filed as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

     The financial statements of AltaVista Company required by Item 7 of Form 8-K are included as Exhibit 99.1 and are incorporated by reference into this report.

     (b)  Pro Forma Financial Information

     The pro forma financial information required by Item 7 of Form 8-K is included as Exhibit 99.2 and is incorporated by reference into this report.

     (c)  Exhibits.

2.1	Asset Purchase Agreement by and among Overture, AltaVista Company, Aurora I, LLC (a wholly owned limited liability company of AltaVista) and CMGI, Inc. dated February 18, 2003.*

2.2	Registration Rights Agreement between Overture and AltaVista dated as of February 18, 2003.**

2.3	Amendment to Registration Rights Agreement between Overture and AltaVista dated April 25, 2003.***

23.1	Consent of KPMG LLP, independent accountants of AltaVista Company.

99.1	Financial Statements of AltaVista Company.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

99.3	Text of press release, dated February 18, 2003, entitled “Overture to Acquire Search Engine AltaVista — Combination Enables Overture To Offer Significantly Enhanced Web Search Capability.”****

* Incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

** Incorporated by reference to Exhibit 2.2 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

*** Incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on May 9, 2003.

**** Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed February 19, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERTURE SERVICES, INC.

Date: May 19, 2003	By:	/s/ TODD TAPPIN

Todd Tappin Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Asset Purchase Agreement by and among Overture, AltaVista Company, Aurora I, LLC (a wholly owned limited liability company of AltaVista) and CMGI, Inc. dated February 18, 2003.*

2.2	Registration Rights Agreement between Overture and AltaVista dated as of February 18, 2003.**

2.3	Amendment to Registration Rights Agreement between Overture and Alta Vista dated April 25, 2003.***

23.1	Consent of KPMG LLP, independent accountants of AltaVista Company.

99.1	Financial Statements of AltaVista Company.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

99.3	Text of press release, dated February 18, 2003, entitled “Overture to Acquire Search Engine AltaVista — Combination Enables Overture To Offer Significantly Enhanced Web Search Capability.”****

*	Incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

**	Incorporated by reference to Exhibit 2.2 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

***	Incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on May 9, 2003.

****	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed February 19, 2003.